Exhibit 8.1
Euronav NV Subsidiaries

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Euronav (UK) Agencies Limited	UK
Euronav Luxembourg SA	Luxembourg
Euronav SAS	France
Euronav Ship Management SAS	France
Euronav Ship Management (Hellas) Ltd.	Liberia
Euronav Hong Kong Limited	Hong Kong
Euronav Singapore Pte. Ltd.	Singapore
E.S.M.C. Euro-Ocean Ship Management (Cyprus) Ltd.	Cyprus
Euronav Shipping NV	Belgium
Euronav Tankers NV	Belgium
Fiorano Shipholding Limited	Hong Kong
Larvotto Shipholding Limited	Hong Kong
Euronav MI II Inc.	Marshall Islands
Gener8 Maritime Subsidiary II Inc.	Marshall Islands
Gener8 Maritime Subsidiary New IV Inc.	Marshall Islands
Gener8 Maritime Management LLC	Marshall Islands
Gener8 Maritime Subsidiary V Inc.	Marshall Islands
Gener8 Maritime Subsidiary VIII Inc.	Marshall Islands
Gener8 Maritime Subsidiary Inc.	Marshall Islands
GMR Zeus LLC	Marshall Islands
GMR Atlas LLC	Marshall Islands
GMR Hercules LLC	Marshall Islands
GMR Ulysses LLC	Marshall Islands
GMR Posseidon LLC	Marshall Islands
Victory Ltd.	Bermuda
Vision Ltd.	Marshall Islands
GMR Spartiate LLC	Marshall Islands
GMR Maniate LLC	Marshall Islands
GMR St Nikolas LLC	Marshall Islands
GMR George T LLC	Marshall Islands
GMR Kara G LLC	Liberia
GMR Harriet G LLC	Liberia
GMR Orion LLC	Marshall Islands
GMR Argus LLC	Marshall Islands
GMR Spyridon LLC	Marshall Islands
GMR Horn LLC	Marshall Islands
GMR Phoenix LLC	Marshall Islands
GMR Strength LLC	Liberia
GMR Daphne LLC	Marshall Islands
GMR Defiance LLC	Liberia
GMR Elektra LLC	Marshall Islands
Companion Ltd.	Bermuda

Compatriot Ltd.	Bermuda
Consul Ltd.	Bermuda
GMR Agamemnon LLC	Liberia
Gener8 Neptune LLC	Marshall Islands
Gener8 Athena LLC	Marshall Islands
Gener8 Apollo LLC	Marshall Islands
Gener8 Ares LLC	Marshall Islands
Gener8 Hera LLC	Marshall Islands
Gener8 Constantine LLC	Marshall Islands
Gener8 Oceanus LLC	Marshall Islands
Gener8 Nestor LLC	Marshall Islands
Gener8 Nautilus LLC	Marshall Islands
Gener8 Macedon LLC	Marshall Islands
Gener8 Noble LLC	Marshall Islands
Gener8 Ethos LLC	Marshall Islands
Gener8 Perseus LLC	Marshall Islands
Gener8 Theseus LLC	Marshall Islands
Gener8 Hector LLC	Marshall Islands
Gener8 Strength Inc.	Marshall Islands
Gener8 Supreme Inc.	Marshall Islands
Gener8 Andriotis Inc.	Marshall Islands
Gener8 Militiades Inc.	Marshall Islands
Gener8 Success Inc.	Marshall Islands
Gener8 Chiotis Inc.	Marshall Islands
Gener8 Tankers 1 Inc.	Marshall Islands
Gener8 Tankers 2 Inc.	Marshall Islands
Gener8 Tankers 3 Inc.	Marshall Islands
Gener8 Tankers 4 Inc.	Marshall Islands
Gener8 Tankers 5 Inc.	Marshall Islands
Gener8 Tankers 6 Inc.	Marshall Islands
Gener8 Tankers 7 Inc.	Marshall Islands
Gener8 Tankers 8 Inc.	Marshall Islands
Mar
Joint ventures
Kingswood Co. Ltd.	Marshall Islands
TI Africa Limited	Hong Kong
TI Asia Limited	Hong Kong
Tankers Agencies (UK) Ltd	UK
Tankers International LLC	Marshall Islands